EXIT and DISPOSAL ACTIVITIES	9 Months Ended
Sep. 30, 2014
EXIT and DISPOSAL ACTIVITIES [Abstract]
EXIT and DISPOSAL ACTIVITIES

3. EXIT and DISPOSAL ACTIVITIES

(b) Relocation of Polysilicon Operations to Xinjiang

As of December 31, 2013, the Company had a plan to expand the capacity at the Xinjiang plant and is in the process of relocating significant production assets, with a carrying value of $ 144.7 million, from Chongqing Daqo to its Xinjiang plant. In connection with this relocation plan, the Company determined i) to cease a retooling project at its polysilicon production line located at Chongqing Daqo in the second quarter of 2013, and ii) it was more practical to relocate its machinery and equipment located at Chongqing Daqo, to Xinjiang as part of the expansion plan. Therefore, the Company recorded an impairment charge in connection with this decision of $158.4 million in the second quarter of 2013 and subsequently terminated its lease arrangement with Daqo New Material on December 30, 2013. The Company expects to complete the relocation by the end of the second quarter of 2015, and approximately $2.5 million of expected relocation costs will occur. As of December 31, 2013, the Company has incurred approximately $0.8 million in employee termination costs and $0.5 million in connection with relocation costs, all of which were recorded in selling, general and administrative expenses. During the nine months ending September 30, 2014, additional $0.6 million relocation cost occurred, which was recorded in selling, general and administrative expenses. No material liabilities, including contract termination costs, are recorded in connection with this relocation plan as of December 31, 2013 and September 30, 2014.